EXHIBIT (h)(1)
HORIZON TECHNOLOGY FINANCE CORPORATION
(a Delaware corporation)
• Shares of Common Stock (Par Value $0.001 Per Share)
• Shares of Preferred Stock (Par Value $0.001 Per Share)
• Warrants to Purchase Common Stock or Preferred Stock
PURCHASE AGREEMENT
[Name of Underwriters]
[Address]
Ladies and Gentlemen:
     Horizon Technology Finance Corporation, a Delaware corporation (the “Company”), confirms its agreement with the Underwriters named in Schedule A hereto (collectively, the “Underwriters”, which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom [           ] are acting as representatives (in such capacity, the “Representatives”), with respect to the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of shares of Common Stock, par value $0.001 per share (“Common Stock”), or Preferred Stock, par value $0.001 per share (“Preferred Stock”), or both, or Warrants (the “Warrants”) to purchase Common Stock or Preferred Stock, or both, of the Company set forth in said Schedule A, and with respect to the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase additional Securities (as hereinafter defined) to cover overallotments, if any. The stockholders of the Company named in Schedule B hereto (each a “Selling Stockholder” and collectively, the “Selling Stockholders”) confirm their agreement with the Underwriters with respect to the sale by the Selling Stockholders and the purchase by the Underwriters, acting severally and not jointly, of an aggregate [           ] shares of Common Stock, and with respect to the grant by the Selling Stockholders to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase additional shares of Common Stock to cover overallotments, if any. The Preferred Stock may be offered in the form of depositary shares (the “Depositary Shares”) represented by depositary receipts (the “Depositary Receipts”). The Warrants will be issued under one or more warrant agreements (the warrant agreement relating to any issue of Warrants to be sold pursuant to this Agreement is referred to herein as the “Warrant Agreement”) between the Company and the Warrant Agent identified in such Warrant Agreement (the “Warrant Agent”). The Common Stock and, if applicable, the Preferred Stock or the Warrants, together, if applicable, with the Depositary Shares and the Depositary Receipts are hereinafter referred to as the “Securities”. The aforesaid Securities (the “Initial Securities”) to be purchased by the Underwriters and all or any part of the Securities subject to the option described in Section 2(b) hereof (the “Option Securities”) are hereinafter called, collectively, the “Underwritten Securities”; and “Warrant Securities” shall mean the Common Stock or Preferred Stock issuable upon exercise of Warrants. The Common Stock, Preferred Stock and Warrants may be offered either together or separately. Each issue of Preferred Stock may vary, as applicable, as to the specific number of shares, title, issuance price, any redemption or sinking fund requirements, any conversion provisions and any other variable terms as set forth in the applicable certificate of designation (each, a “Certificate of Designation”) relating to such Preferred Stock. Each issue of Warrants may vary, as applicable, as to the title, specific number of shares of Common Stock or Preferred Stock receivable upon exercise, issuance price, exercise dates, exercise conditions and any other variable terms as set forth in the applicable Warrant Agreement relating to such Warrants.
     The Company and the Selling Stockholders understand that the Underwriters propose to make a public offering of the Underwritten Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.
     The Company has filed with the Securities and Exchange Commission (the “Commission”) a shelf registration statement on Form N-2 (File No. 333-•) covering the registration of the Underwritten Securities and certain of the Company’s other securities under the Securities Act of 1933, as amended (the “1933 Act”), which registration statement has been declared effective by the Commission. The Company has also filed with the Commission a preliminary prospectus supplement, dated •, which contains a base prospectus, dated • (collectively, the “preliminary prospectus”). Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A (“Rule 430A”) of the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”) and Rule 497 (“Rule 497”) of the 1933 Act Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement pursuant to Rule 430A is referred to as “Rule 430A Information.” Unless the context otherwise requires, such registration statement, including all documents filed as a part thereof, and including any Rule 430A Information contained in a prospectus subsequently filed with the Commission pursuant to Rule 497 under the 1933 Act and deemed to be part of the registration statement and also including any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations (the “Rule 462(b) Registration Statement”), is herein called the “Registration Statement.” The final prospectus in the form filed by the Company with the Commission pursuant to Rule 497 under the 1933 Act on or before the second business day after the date hereof (or such earlier time as may be required under the 1933 Act), which will include the base prospectus, dated •, together with a final prospectus supplement, is herein called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).
     A Form N-54A Notification of Election to be Subject to Sections 55 through 65 of the Investment Company Act of 1940 filed Pursuant to Section 54(a) of the Investment Company Act (File No. 814-00802) (the “Notification of Election”) was filed with the Commission on October 28, 2010 under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively, the “1940 Act”).
     The Company has entered into an Investment Management Agreement, dated as of October 28, 2010 (the “Investment Management Agreement”), with Horizon Technology Finance Management LLC, a Delaware limited liability company registered as an investment adviser (the “Adviser”) under the Investment Advisers Act of 1940, as amended, and the rules and regulations thereunder (collectively, the “Advisers Act”).
     The Company has entered into an Administration Agreement, dated as of October 28, 2010 (the “Administration Agreement”), with Horizon Technology Finance Management LLC, a Delaware limited liability company (the “Administrator”).
     SECTION 1. Representations and Warranties.
     (a) Representations and Warranties by the Company. The Company, the Adviser and the Administrator, jointly and severally, represent and warrant to each Underwriter as of the date hereof, as of the Applicable Time referred to in Section 1(a)(i) hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter, as follows:
          (i) Compliance with Registration Requirements. The Company is eligible to use Form N-2. The Registration Statement (as amended by any post-effective amendment if the Company shall have made any amendments thereto after the effective date of the Registration Statement) has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement (and the Registration Statement as amended by any post-effective amendment if the Company shall have made any amendments thereto after the effective date of the Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.
          At the respective times the Registration Statement, the Rule 462(b) Registration Statement, if any, and any post-effective amendments thereto became effective, at the Applicable Time and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement complied and will comply in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations and the 1940 Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto (including any prospectus wrapper), at the time the Prospectus or any such amendment or supplement was issued, and at the Closing Time (and, if any Option Securities are purchased, at the

Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          The Prospectus, each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto complied when so filed in all material respects with the 1933 Act, the 1933 Act Regulations and the 1940 Act except for any corrections to any preliminary prospectus that are made in the Prospectus and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.
          As of the Applicable Time, the preliminary prospectus supplement, dated •, together with the base prospectus, dated •, as filed with the Commission on •, and the information included on Schedule B hereto (which information the Representatives have informed the Company is being conveyed orally by the Underwriters to prospective purchasers at or prior to the Underwriters’ confirmation of sales of Underwritten Securities in the offering), all considered together (collectively, the “General Disclosure Package”), did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          As used in this subsection and elsewhere in this Agreement, “Applicable Time” means • [a.m.][p.m.] (Eastern Time) on • or such other time as agreed by the Company and the Representatives.
          The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, Prospectus or General Disclosure Package made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), the Prospectus (or any amendment or supplement thereto) or the General Disclosure Package.
          (ii) Independent Accountants. The accountants who certified the financial statements included in the Registration Statement are independent public accountants as required by the 1933 Act, the 1933 Act Regulations and the Securities Exchange Act of 1934, as amended (the “1934 Act”).
          (iii) Financial Statements. The financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the consolidated statement of operations, consolidated statement of net assets and consolidated statement of cash flows of the Company and its consolidated subsidiaries for the periods specified; there are no financial statements that are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus that are not included as required; said financial statements have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved. The “Selected Consolidated Financial and Other Data” included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement, the General Disclosure Package and the Prospectus. The financial data set forth in the General Disclosure Package and in the Prospectus under the caption “Capitalization” fairly present the information set forth therein on a basis consistent with that of the audited financial statements and related notes thereto contained in the Registration Statement. [The pro forma financial information with respect to the Company included under the captions “Unaudited Selected Pro Forma Condensed Consolidated Financial Data,” “Unaudited Pro Forma Per Share Data” and “Unaudited Pro Forma Condensed Consolidated Financial Statements” and elsewhere in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information contained therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. There is no other pro forma financial information that is required to be included in the Registration Statement, the General Disclosure Package and the Prospectus that is not included as required.]

          (iv) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.
          (v) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement, the Investment Management Agreement and the Administration Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.
          (vi) Subsidiaries. The Company’s only subsidiaries are Compass Horizon Funding Company LLC, a Delaware limited liability company, Horizon Credit I LLC, a Delaware limited liability company, Horizon Credit II LLC, a Delaware limited liability company, Longview SBIC GP LLC, a Delaware limited liability company and Longview SBIC LP, a Delaware limited partnership (each, a “Subsidiary” and collectively, the “Subsidiaries”). Each of the Subsidiaries has been duly organized and is validly existing as a corporation, limited liability company or limited partnership in good standing under the laws of the jurisdiction of its organization, has power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation, limited liability company or limited partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to be so qualified or to be in good standing would not reasonably be expected to result in a Material Adverse Effect; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned directly or indirectly by the Company free and clear of any security interest, mortgage, pledge, lien encumbrance, claim or equity; none of the outstanding shares of capital stock of any of the Subsidiaries was issued in violation of the preemptive or other similar rights of any securityholder of such Subsidiary. Except (A) as set forth in the Registration Statement, the General Disclosure Package and the Prospectus and (B) portfolio investments made after •, the Company does not own, directly or indirectly, any shares of stock or any other equity or debt securities of any corporation or have any equity or debt interest in any firm, partnership, joint venture, association or other entity that is not a Subsidiary.
          (vii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the General Disclosure Package and the Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to the Company’s Dividend Reinvestment Plan referred to in the Registration Statement, the General Disclosure Package or in the Prospectus or pursuant to the exercise of convertible securities or options, if any, referred to in the Registration Statement, the General Disclosure Package or the Prospectus). The shares of issued and outstanding capital stock of the Company (including the shares of Common Stock held by the Selling Stockholders) have been duly authorized and validly issued and are fully paid and nonassessable; none of the outstanding shares of capital stock of the Company was issued in violation of preemptive or other similar rights of any securityholder of the Company.
          (viii) Authorization of Agreements.
          (A) This Agreement, the Investment Management Agreement and the Administration Agreement have each been duly authorized, executed and delivered by the Company. The Investment Management Agreement and the Administration Agreement are valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited subject to the effect of (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or thereafter in effect relating to creditors’ rights generally, including without limitation all laws relating to fraudulent transfers; (ii)

general principles of equity and the discretion of the court before which any proceeding therefor may be brought, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law); and (iii) principles of public policy.
          (B) If applicable, the Warrant Agreement will have been duly authorized, executed and delivered by the Company prior to the issuance of any applicable Warrants and, when executed and delivered by the Warrant Agent, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited subject to the effect of (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or thereafter in effect relating to creditors’ rights generally, including without limitation all laws relating to fraudulent transfers; (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law); and (iii) principles of public policy.
          (C) If applicable, the Deposit Agreement (as defined below) will have been duly authorized, executed and delivered by the Company prior to the issuance of any applicable Underwritten Securities and, when executed by the Depositary (as defined below), and will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited subject to the effect of (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or thereafter in effect relating to creditors’ rights generally, including without limitation all laws relating to fraudulent transfers; (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law); and (iii) principles of public policy.
          (ix) Authorization and Description of Underwritten Securities.
          (A) The Underwritten Securities being sold pursuant to this Agreement, if applicable, the Warrant Securities issuable upon exercise of the Warrants and, if applicable, the deposit of the Preferred Stock comprising part or all of the Underwritten Securities by or on behalf of the Company in accordance with the provisions of a deposit agreement (each, a “Deposit Agreement”), among the Company, the financial institution named in the Deposit Agreement (the “Depositary”) and the holders of the Depositary Receipts issued thereunder, have been duly authorized by the Company, and such Underwritten Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, if applicable, the Warrant Agreement (or will have been so authorized prior to each issuance of Underwritten Securities) and, when issued and delivered by the Company pursuant to this Agreement and, if applicable, the Warrant Agreement against payment of the consideration set forth in this Agreement and, if applicable, the Warrant Agreement, will be validly issued and fully paid and nonassessable; the Warrant Securities are enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited subject to the effect of (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or thereafter in effect relating to creditors’ rights generally, including without limitation all laws relating to fraudulent transfers; (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law); and (iii) principles of public policy; the Underwritten Securities being sold pursuant to this Agreement and, if applicable, the Warrant Securities issuable upon exercise of the Warrants and the Depositary Receipts, conform in all material respects to the statements relating thereto contained in the Prospectus; and the issuance of the Underwritten Securities is not subject to preemptive or other similar rights of any securityholder of the Company.
          (B) If the Underwritten Securities are Common Stock (including the shares of Common Stock to be sold by the Selling Stockholders) or Preferred Stock convertible into Common Stock, the shares of issued and outstanding capital stock have been duly authorized and validly issued and are fully paid and nonassessable and such capital stock conforms in all material respects as to legal matters to the description thereof in the Prospectus.
          (C) If applicable, the shares of Common Stock issuable upon conversion of any issue of the Preferred Stock will have been duly authorized and reserved for issuance upon such conversion by all necessary corporate action and, when issued upon such conversion, will be validly issued, fully paid and nonassessable, and the issuance of such shares upon such conversion will not be subject to preemptive rights.
          (D) If applicable, the Warrant Securities issuable upon exercise of the Warrants will have been duly authorized and reserved for issuance upon such exercise by all necessary corporate action and, when issued upon such exercise, will be validly issued, fully paid and nonassessable, and the issuance of such shares upon such exercise will not be subject to preemptive rights.
          (E) If applicable, upon execution and delivery thereof pursuant to the terms of the Deposit Agreement, the persons in whose names the Depositary Receipts are registered will be entitled to the rights specified therein and in the Deposit Agreement, except as the enforcement thereof may be limited subject to the effect of (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or thereafter in effect relating to creditors’ rights generally, including without limitation all laws relating to fraudulent transfers; (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law); and (iii) principles of public policy.
          (x) Absence of Defaults and Conflicts. Neither the Company nor any of the Subsidiaries is in violation of its certificate of incorporation, bylaws or other organizational documents. Further, neither the Company nor any of the Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject (collectively, “Agreements and Instruments”) except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Deposit Agreement, the Warrant Agreement, if applicable, the Investment Management Agreement and the Administration Agreement and the consummation of the transactions contemplated herein and therein and in the Registration Statement and General Disclosure Package (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption “Use of Proceeds”) and compliance by the Company with its obligations hereunder and thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, the Agreements and Instruments, except for such conflicts, breaches, defaults or Repayment Events that would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the certificate of incorporation, bylaws or other organizational documents of the Company or any of the Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their assets, properties or operations. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of the Subsidiaries.
          (xi) Absence of Proceedings. Other than as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit or proceeding or, to the knowledge of the Company, inquiry or investigation, before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any of the Subsidiaries, which is required to be disclosed in the Registration Statement, or which would result in a Material Adverse Effect, or which would materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement, the Deposit Agreement, the Warrant Agreement, if applicable, the Investment Management Agreement or the Administration Agreement or the performance by the Company of its obligations hereunder or thereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any of the Subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, the General Disclosure Package and the Prospectus, including ordinary routine litigation incidental to the business, would not result in a Material Adverse Effect.

          (xii) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.
          (xiii) Possession of Intellectual Property. The Company and the Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them or proposed to be operated by them immediately following the offering of the Underwritten Securities as described in the Prospectus, except where the failure to own or possess or otherwise be able to acquire such rights in a timely manner would not otherwise reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any of the Subsidiaries has received any notice of or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of the Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.
          (xiv) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Underwritten Securities hereunder or the consummation of the transactions contemplated by this Agreement, the Deposit Agreement, the Warrant Agreement, if applicable, the Investment Management Agreement, the Administration Agreement or the Prospectus (including the use of the proceeds from the sale of the Underwritten Securities as described in the Prospectus under the caption “Use of Proceeds”), except (A) such as have been already obtained under the 1933 Act, the 1933 Act Regulations or the 1940 Act, (B) such as may be required under state securities laws, and (C) the filing of the Notification of Election under the 1940 Act, which has been effected.
          (xv) Absence of Manipulation. Neither the Company nor to its knowledge any affiliate of the Company has taken, nor will the Company or any affiliate take, directly or indirectly, any action which is designed to or which has constituted or which would be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Underwritten Securities in violation of any law, statute, regulation or rule applicable to the Company or its affiliates.
          (xvi) Possession of Licenses and Permits. The Company and the Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them or proposed to be operated by them immediately following the offering of the Underwritten Securities as described in the Registration Statement, the General Disclosure Package and the Prospectus, except where the failure so to possess would not reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect; the Company and the Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not reasonably be expected to, singly or in the aggregate, result in a Material Adverse Effect; and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.
          (xvii) Investment Company Act. The Company is not required, and upon the issuance and sale of the Underwritten Securities as herein contemplated and the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus will not be required, to register as a “registered management investment company” under the 1940 Act.

          (xviii) Registration Rights. Other than as disclosed in the Registration Statement, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.
          (xix) Related Party Transactions. There are no business relationships or related party transactions involving the Company, any of the Subsidiaries or any other person required to be described in the Prospectus which have not been described as required.
          (xx) Notification of Election. When the Notification of Election was filed with the Commission, it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the 1940 Act and (B) did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
          (xxi) Investment Management Agreement. (A) The terms of the Investment Management Agreement, including compensation terms, comply in all material respects with all applicable provisions of the 1940 Act and the Advisers Act and (B) the approvals by the board of directors and the stockholders of the Company of the Investment Management Agreement have been made in accordance with the requirements of Section 15 of the 1940 Act applicable to companies that have elected to be regulated as business development companies under the 1940 Act.
          (xxii) Interested Persons. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus (A) no person is serving or acting as an officer, director or investment adviser of the Company, except in accordance with the provisions of the 1940 Act and the Advisers Act, and (B) to the knowledge of the Company, no director of the Company is an “interested person” (as defined in the 1940 Act) of the Company or an “affiliated person” (as defined in the 1940 Act) of any of the Underwriters.
          (xxiii) Business Development Company. (A) The Company has duly elected to be treated by the Commission under the 1940 Act as a business development company, such election is effective and all required action has been taken by the Company under the 1933 Act and the 1940 Act to make the public offering and consummate the sale of the Underwritten Securities as provided in this Agreement; (B) the provisions of the certificate of incorporation and bylaws of the Company, and the investment objectives, policies and restrictions described in the Prospectus, assuming they are implemented as described, will comply in all material respects with the requirements of the 1940 Act; and (C) the operations of the Company are in compliance in all material respects with the provisions of the 1940 Act applicable to business development companies.
          (xxiv) Absence of Labor Dispute. As of the date hereof, the Company and its Subsidiaries do not have, and on the Closing Date the Company and its Subsidiaries will not have, any employees. To the knowledge of the Company, no labor dispute with the employees of the Adviser or the Administrator exists or is imminent.
          (xxv) No Extension of Credit. The Company has not, directly or indirectly, extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company or any of the Subsidiaries, or to or for any family member or affiliate of any director or executive officer of the Company or any of the Subsidiaries.
          (xxvi) Accounting Controls. The Company has established and maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s authorization; and (D) the recorded accountability for inventory assets is compared with the existing inventory assets at reasonable intervals and appropriate action is taken with respect to any differences, except, in each of the foregoing cases, where the failure to establish and maintain such controls would not result in a Material Adverse Effect.

          (xxvii) Disclosure Controls. The Company has established and employs disclosure controls and procedures that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate to allow timely decisions regarding disclosure, except, in each of the foregoing cases, where the failure to establish and maintain such controls and procedures would not result in a Material Adverse Effect.
          (xxviii) Tax Returns. The Company and the Subsidiaries have filed all federal, state, local and foreign tax returns that are required to have been filed by them pursuant to applicable foreign, federal, state, local or other law or have duly requested extensions thereof, except insofar as the failure to file such returns or request such extensions would not reasonably be expected to result in a Material Adverse Effect, and have paid all taxes shown as due pursuant to such returns or pursuant to any assessment received by the Company and the Subsidiaries, except for such taxes or assessments, if any, as are being contested in good faith and as to which adequate reserves have been provided or where the failure to pay would not reasonably be expected to result in a Material Adverse Effect.
          (xxix) No Unlawful Payments. Neither the Company nor the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of the Subsidiaries (other than the Underwriters) has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 or (D) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
          (xxx) Compliance with Money Laundering Laws. The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency and applicable to the Company and the Subsidiaries (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
          (xxxi) Compliance with OFAC. None of the Company, the Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate (other than the Underwriters) of the Company or the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not, directly or indirectly, use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
          (xxxii) Sarbanes-Oxley Act. Except as disclosed in the General Disclosure Package, the Company is, and to the knowledge of the Company, the Company’s directors and officers, in their capacities as such, are, in compliance in all material respects with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.
     (b) Representations and Warranties of the Adviser and the Administrator. The Adviser and the Administrator, jointly and severally, represent to each Underwriter as of the date hereof, as of the Applicable Time, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter as follows:
          (i) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, except as otherwise stated therein, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, business prospects or regulatory status of the Adviser or the Administrator, whether or not arising in the ordinary course of business (an “Adviser Material Adverse Effect”).
          (ii) Good Standing. Each of the Adviser and the Administrator has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; the Adviser has limited liability company power and authority to execute and deliver and perform its obligations under the Investment Management Agreement; the Administrator has limited liability company power and authority to enter into and perform its obligations under the Administration Agreement; and each of the Adviser and the Administrator is duly qualified to transact business as a foreign entity and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of ownership or leasing of its property or the conduct of business, except where the failure to qualify or be in good standing would not otherwise reasonably be expected to result in an Adviser Material Adverse Effect.
          (iii) Registration Under Advisers Act. The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the 1940 Act from acting under the Investment Management Agreement for the Company as contemplated by the Prospectus. There does not exist any proceeding or, to the Adviser’s knowledge, any facts or circumstances the existence of which could lead to any proceeding which might adversely affect the registration of the Adviser with the Commission.
          (iv) Absence of Proceedings. There is no action, suit or proceeding or, to the knowledge of the Adviser or the Administrator, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Adviser or the Administrator, threatened, against or affecting either the Adviser or the Administrator, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which would reasonably be expected to result in an Adviser Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement, the Investment Management Agreement or the Administration Agreement; the aggregate of all pending legal or governmental proceedings to which the Adviser or the Administrator is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to their business, would not reasonably be expected to result in an Adviser Material Adverse Effect.
          (v) Absence of Defaults and Conflicts. Neither the Adviser nor the Administrator is in violation of its limited liability company operating agreement or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Adviser or the Administrator is a party or by which it or any of them may be bound, or to which any of the property or assets of the Adviser or the Administrator is subject (collectively, the “Adviser/Administrator Agreements and Instruments”), or in violation of any law, statute, rule, regulation, judgment, order or decree except for such violations or defaults that would not reasonably be expected to result in an Adviser Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Investment Management Agreement and the Administration Agreement and the consummation of the transactions contemplated herein and therein and in the Registration Statement and General Disclosure Package (including the issuance and sale of the Underwritten Securities and the use of the proceeds from the sale of the Underwritten Securities as described in the Prospectus under the caption “Use of Proceeds”) and compliance by the Adviser and the Administrator with their respective obligations hereunder and under the Investment Management Agreement and the Administration Agreement do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Adviser or the Administrator pursuant to, the Adviser/Administrator Agreements and Instruments except for such violations or defaults that would not reasonably be expected to result in an Adviser Material Adverse Effect, nor will such action result in any violation of the provisions of the limited liability company operating agreement of the Adviser or Administrator, respectively, or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Adviser or the Administrator or any of their assets, properties or operations.

          (vi) Authorization of Agreements. This Agreement, the Investment Management Agreement and the Administration Agreement have been duly authorized, executed and delivered by the Adviser and the Administrator, as applicable. This Agreement, the Investment Management Agreement and the Administration Agreement are valid and binding obligations of the Adviser or the Administrator, as applicable, enforceable against them in accordance with their terms, except as the enforcement thereof may be limited subject to the effect of (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or thereafter in effect relating to creditors’ rights generally, including without limitation all laws relating to fraudulent transfers; (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law); and (iii) principles of public policy.
          (vii) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Adviser or the Administrator of their obligations hereunder, in connection with the offering, issuance or sale of the Underwritten Securities hereunder or the consummation of the transactions contemplated by this Agreement, the Investment Management Agreement, the Administration Agreement, the General Disclosure Package or the Prospectus (including the use of the proceeds from the sale of the Underwritten Securities as described in the Prospectus under the caption “Use of Proceeds”), except (A) such as have been already obtained under the 1933 Act, the 1933 Act Regulations or the 1940 Act, (B) such as may be required under state securities laws and (C) the filing of the Notification of Election under the 1940 Act, which has been effected.
          (viii) Description of Adviser and Administrator. The description of the Adviser and the Administrator contained in the Registration Statement, the General Disclosure Package and the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.
          (ix) Possession of Licenses and Permits. The Adviser and the Administrator possess such Governmental Licenses issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure so to possess would not reasonably be expected to, singly or in the aggregate, result in an Adviser Material Adverse Effect; the Adviser and the Administrator are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in an Adviser Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in an Adviser Material Adverse Effect; and neither the Adviser nor the Administrator has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in an Adviser Material Adverse Effect.
          (x) Stabilization and Manipulation. Neither the Adviser, the Administrator nor any of their respective partners, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, under the 1934 Act, to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Underwritten Securities in violation of any law, statute, regulation or rule applicable to the Adviser, the Administrator or any of their respective partners, officers, affiliates or controlling persons.
          (xi) Employment Status. Neither the Adviser nor the Administrator is aware that (i) any executive, key employee or significant group of employees of Horizon Technology Finance Management LLC plans to terminate employment with Horizon Technology Finance Management LLC, or (ii) any such executive or key employee is subject to any non-compete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Adviser or the Administrator except where such termination or violation would not reasonably be expected to have an Adviser Material Adverse Effect.
          (xii) Internal Controls. The Adviser is using its commercially reasonable efforts to maintain a system of internal controls sufficient to provide reasonable assurance that (A) transactions effectuated by it under the Investment Management Agreement are executed in accordance with its management’s general or specific authorization; and (B) access to the Company’s assets that are in its possession or control is permitted only in accordance with its management’s general or specific authorization.
          (xiii) Accounting Controls. The Administrator is using its commercially reasonable efforts to maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions for which it has bookkeeping and record keeping responsibility for under the Administration Agreement are recorded as necessary to permit preparation of the Company’s financial statements in conformity with GAAP and to maintain financial statements in conformity with GAAP and to maintain accountability for the Company’s assets and (B) the recorded accountability for such assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (c) Representations and Warranties of the Selling Stockholders. Each Selling Stockholder, severally and not jointly, represents to each Underwriter as of the date hereof, as of the Applicable Time, as of the Closing Time referred to in Section 2(c) hereof, and agrees with each Underwriter as follows:
          (i) Authorization of Agreements.
          (A) This Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and is a valid and binding obligation of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms, except as the enforcement thereof may be limited subject to the effect of (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or thereafter in effect relating to creditors’ rights generally, including without limitation all laws relating to fraudulent transfers; (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law; and (iii) principles of public policy.
          (B) The Custody Agreement signed by the Selling Stockholder and [ ], as custodian (the “Custodian”), relating to the deposit of the Underwritten Securities to be sold by the Selling Stockholder (the “Custody Agreement”) has been duly authorized, executed and delivered by the Selling Stockholder and is a valid and binding obligation of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms, except as the enforcement thereof may be limited subject to the effect of (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or thereafter in effect relating to creditors’ rights generally, including without limitation all laws relating to fraudulent transfers; (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law; and (iii) principles of public policy.
          (C) The Power of Attorney appointing certain individuals named therein as the attorneys-in-fact for the Selling Stockholder (each, an “Attorney-in-Fact”) to the extent set forth therein relating to the transactions contemplated hereby and by the General Disclosure Package and the Prospectus (the “Power of Attorney”), has been duly authorized, executed and delivered by the Selling Stockholder and is a valid and binding obligation of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms, except as the enforcement thereof may be limited subject to the effect of (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or thereafter in effect relating to creditors’ rights generally, including without limitation all laws relating to fraudulent transfers; (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law; and (iii) principles of public policy.
          (ii) Title to Underwritten Securities to be Sold. The Selling Stockholder has, and as of the Closing Time and each Date of Delivery will have, good and valid title to all of the Underwritten Securities which may be sold by the Selling Stockholder pursuant to this Agreement on such date and the legal right and power to sell, transfer and deliver all of the Underwritten Securities which may be sold by the Selling Stockholder pursuant to this Agreement and to comply with its other obligations hereunder and thereunder.

          (iii) Delivery of the Underwritten Securities to be Sold. Delivery of the Underwritten Securities which are to be sold by the Selling Stockholder pursuant to this Agreement will pass with good and valid title to such Underwritten Securities, free and clear of any security interest, mortgage, pledge, lien, encumbrance or other adverse claim.
          (iv) Absence of Defaults and Conflicts. The Selling Stockholder is not in violation of its charter or by-laws, partnership agreement or other organizational documents, to the extent applicable. Further, the Selling Stockholder is not in default in the performance or observance of (A) the terms of any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Selling Stockholder is a party or by which it may be bound, or to which any of the property or assets of the Selling Stockholder is subject, (B) any federal or state statute, law, rule, regulation or any judgment, order or decree of any federal or state court, regulatory body, administrative agency or governmental body having jurisdiction over the Selling Stockholder or any of its respective properties, except any such default or observance that would not reasonably be expected to adversely affect the consummation of the transactions contemplated by this Agreement or the ability of the Selling Stockholder to perform its obligations hereunder.
          (v) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Selling Stockholder of its obligations hereunder, in connection with the offering, issuance or sale of the Underwritten Securities to be sold by the Selling Stockholder hereunder or the consummation of the transactions contemplated by this Agreement, the Custody Agreement, the Power of Attorney, the General Disclosure Package or the Prospectus, except (A) such as have been already obtained under the 1933 Act, the 1933 Act Regulations or the 1940 Act, (B) such as may be required under state securities laws and (C) the filing of the Notification of Election under the 1940 Act, which has been effected.
          (vi) Disclosure Made by the Selling Stockholder in the Prospectus. (A) At the respective times the Registration Statement, the Rule 462(b) Registration Statement, if any, and any post-effective amendments thereto became effective, at the Applicable Time and the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) neither the Prospectus nor any amendments or supplements thereto (including any prospectus wrapper), at the time the Prospectus or any such amendment or supplement was issued, and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (C) as of the Applicable Time, the General Disclosure Package did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the representations and warranties and any agreements set forth in this Section 1(c)(vi) are limited to statements or omissions made in reliance upon information relating to the Selling Stockholder furnished to the Company in writing or on behalf of the Selling Stockholder expressly for use in the Registration Statement, the Prospectus, the General Disclosure Package or any amendments or supplements thereto.
           (vii) Stabilization and Manipulation. The Selling Stockholder nor any of its partners, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, under the 1934 Act, to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Underwritten Securities in violation of any law, statute, regulation or rule applicable to the Selling Stockholder or any of its partners, officers, affiliates or controlling persons.
           (viii) No Affiliations. There are no affiliations or associations between any members of FINRA and the Selling Stockholder.
     (d) Officer’s Certificates. Any certificate signed by any officer of the Company, any of the Subsidiaries, the Adviser or the Administrator delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company, such Subsidiary, the Adviser and/or the Administrator, as applicable, to each Underwriter as to the matters covered thereby.

     SECTION 2. Sale and Delivery to Underwriters; Closing.
     (a) Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, (i) the Company agrees to sell to each Underwriter, severally and not jointly, an aggregate of [         ] Initial Securities and (ii) each of the Selling Stockholders agrees to sell to each Underwriter, severally and not jointly, that number of Initial Securities set forth on Schedule B opposite the name of such Selling Stockholder. Each Underwriter, severally and not jointly, agrees to purchase from the Company and the Selling Stockholders, at the price per share set forth in Schedule C, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.
     (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional • Securities at the price per share set forth in Schedule C, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities and the Selling Stockholders hereby grant an option to the Underwriters, severally and not jointly, to purchase up to that number of additional Securities set forth on Schedule B opposite the name of such Selling Stockholder, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time on up to two occasions only for the purpose of covering overallotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company and the Selling Stockholders setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a “Date of Delivery”) shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, (i) the Option Securities will be sold to the Underwriters, severally and not jointly, by the Company and the Selling Stockholders on a pro rata basis between the Company, on the one hand, and the Selling Stockholders, on the other hand, in proportion to the total number of Option Securities to be sold by the Company, on the one hand, and the Selling Stockholders, on the other hand, and (ii) each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.
     (c) Payment. Payment of the purchase price, against delivery of certificates or, if applicable, Depositary Receipts evidencing the Depositary Shares, for the Initial Securities shall be made at the offices of [         ], counsel for the Underwriters, or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 A.M. (Eastern Time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern Time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (with notice to the Selling Stockholders) (such time and date of payment and delivery being herein called “Closing Time”).
     In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price, and delivery of certificates or, if applicable, Depositary Receipts evidencing the Depositary Shares, for such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company (with notice to the Selling Stockholders), on each Date of Delivery as specified in the notice from the Representatives to the Company.
     Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Representatives through the facilities of The Depository Trust Company for the respective accounts of the Underwriters of certificates or receipts for the Underwritten Securities to be purchased by them. Payment shall be made to each Selling Stockholder by wire transfer of immediately available funds to a bank account designated by each Selling Stockholder against delivery to the Representatives through the facilities of the Depositary Trust Company for the respective accounts of the Underwriters of certificates or receipts for the Underwritten Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. The Representatives, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.
     Each Selling Stockholder hereby agrees, severally and not jointly, that (i) it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Underwritten Securities to be sold by the Selling Stockholder to the Underwriters, or otherwise in connection with the performance of the Selling Stockholder’s obligations hereunder and (ii) the Custodian is authorized to deduct for such payment any such amounts from the proceeds to the Selling Stockholder hereunder and to hold such amounts for the account of the Selling stockholder with the Custodian under the Custody Agreement.
     (d) Denominations; Registration. The certificates or receipts for the Initial Securities and the Option Securities, if any, shall be transferred electronically at the Closing Time or the relevant Date of Delivery, as the case may be, in such denominations and registered in such names as the Representatives may request; provided that any such request must be received in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be.
     SECTION 3. Additional Covenants.
     (a) Covenants of the Company. The Company covenants with each Underwriter as follows:
          (i) Compliance with Securities Regulations and Commission Requests. During any period that a prospectus relating to the Underwritten Securities is required to be delivered under the 1933 Act (but in any event through the Closing Date), the Company, subject to Section 3(b), will comply with the requirements of Rule 415, Rule 430A and Rule 497 and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission relating to the Registration Statement, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Underwritten Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly affect the filings necessary pursuant to Rule 497 and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 497 was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. During any period that a prospectus relating to the Underwritten Securities is required to be delivered under the 1933 Act (but in any event through the Closing Date), the Company will use its reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.
          (ii) Filing of Amendments. During any period that a prospectus relating to the Underwritten Securities is required to be delivered under the 1933 Act (but in any event through the Closing Date), the Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to any preliminary prospectus (including any prospectus included in the Registration Statement at the time it became effective) or to the Prospectus and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be. The Company has given the Underwriters notice of any filings made pursuant to the 1934 Act or the rules and regulations adopted thereunder within 48 hours prior to the Applicable Time; the Company will give the Underwriters notice of its intention to make any such filing from the Applicable Time to the Closing Time and will furnish the Underwriters with copies of any such documents a reasonable amount of time prior to such proposed filing.

          (iii) Delivery of Commission Filings. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, conformed copies of the Registration Statement as originally filed, and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and conformed copies of all consents and certificates of experts, and, upon the Representatives’ request, will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T, or as filed with the Commission in paper form as permitted by Regulation S-T.
          (iv) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.
          (v) Continued Compliance with Securities Laws. The Company will use its commercially reasonable efforts to comply with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Underwritten Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Underwritten Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request.
          (vi) Blue Sky Qualifications. The Company will use its commercially reasonable efforts, in cooperation with the Underwriters, to qualify the Underwritten Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Representatives may designate and to maintain such qualifications in effect for as long as the Representatives reasonably request; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.
          (vii) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as reasonably practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.
          (viii) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Underwritten Securities in the manner specified in the General Disclosure Package and in the Prospectus under “Use of Proceeds”.
          (ix) Listing. The Company will use its commercially reasonable efforts to effect and maintain the quotation of [if applicable, describe Securities] on The NASDAQ Global Market.

          (x) Restriction on Sale of Underwritten Securities. During a period of [         ] days from the date of the Prospectus, the Company will not, without the prior written consent of the Representatives, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any Underwritten Securities or any securities convertible into or exercisable or exchangeable for Underwritten Securities or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Underwritten Securities, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Underwritten Securities or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the registration and sale of Underwritten Securities to be sold hereunder, (B) the issuance of any Underwritten Securities issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, and any registration related thereto, or (C) any Underwritten Securities issued to directors in lieu of directors’ fees, and any registration related thereto. Notwithstanding the foregoing, if: (1) during the last 17 days of such      -day period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of such -day period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day-period beginning on the last day of such      -day period, the restrictions imposed in this clause (j) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.
          (xi) Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.
          (xii) Business Development Company Status. The Company, during a period of at least 12 months from the Closing Time, will use its commercially reasonable efforts to maintain its status as a business development company; provided, however, the Company may cease to be, or withdraw its election as, a business development company, with the approval of the board of directors and a vote of stockholders as required by Section 58 of the 1940 Act or any successor provision.
          (xiii) Regulated Investment Company Status. During the 12-month period following the Closing Time, the Company will use its commercially reasonable efforts to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to maintain such qualification and election in effect for each full fiscal year during which it is a business development company under the 1940 Act.
          (xiv) Accounting Controls. The Company will use its commercially reasonable efforts to maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) material information relating to the Company and the assets managed by the Adviser is promptly made known to the officers responsible for establishing and maintaining the system of internal accounting controls; and (B) any significant deficiencies or weaknesses in the design or operation of internal accounting controls which could adversely affect the Company’s ability to record, process, summarize and report financial data, and any fraud whether or not material that involves management or other employees who have a significant role in internal controls, are adequately and promptly disclosed to the Company’s independent auditors and the audit committee of the Company’s board of directors.
     (b) Covenants of the Selling Stockholders. Each Selling Stockholder, severally and not jointly, covenants with each Underwriter as follows:
          (i) Restriction on Sale of Underwritten Securities. During a period of [         ] days from the date of the Prospectus, the Selling Stockholder will not, without the prior written consent of the Representatives, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any Underwritten Securities or any securities convertible into or exercisable or exchangeable for Underwritten Securities or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of Underwritten Securities, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Underwritten Securities or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the registration and sale of Underwritten Securities to be sold hereunder, (B) the issuance of any Underwritten Securities issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Prospectus, and any registration related thereto, or (C) any Underwritten Securities issued to directors in lieu of directors’ fees, and any registration related thereto. Notwithstanding the foregoing, if: (1) during the last 17 days of such      -day period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of such      -day period, the Company announces that it will release earnings results or becomes aware that material news or a material event will occur during the 16-day-period beginning on the last day of such      -day period, the restrictions imposed in this clause (j) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.
     SECTION 4. Payment of Expenses.
     (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the printing and delivery to the Underwriters of this Agreement, the Warrant Agreement, the Certificate of Designation, the Deposit Agreement, if applicable, any Agreement among the Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Underwritten Securities, (iii) the preparation, issuance and delivery of the certificates for the Underwritten Securities and any Warrant Securities issuable upon exercise of the Warrants to the Underwriters, (iv) the fees and disbursements of the Company’s, the Adviser’s and the Administrator’s counsel, accountants and other advisors, (v) the fees and expenses of any special experts retained by the Company, (vi) the fees and expenses of one legal counsel selected by the holders of a majority-in-interest of the shares of the Selling Stockholders’ Common Stock, not to exceed $30,000, (vii) the qualification of the Underwritten Securities and any Warrant Securities issuable upon exercise of the Warrants under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (viii) the printing and delivery to the Underwriters of copies of each preliminary prospectus and of the Prospectus and any amendments or supplements thereto, (ix) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (x) the fees and expenses of any transfer agent or registrar for the Underwritten Securities, (xi) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Underwritten Securities, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and 50% of the cost of aircraft and other transportation chartered in connection with the road show, (xii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the Financial Industry Regulatory Authority (“FINRA”) of the terms of the sale of the Underwritten Securities, (xiii) the fees and expenses incurred in connection with the inclusion of the Underwritten Securities or any Warrant Securities, if applicable, in The NASDAQ Global Market and (xiv) the costs and expenses (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Underwritten Securities made by the Underwriters (which are terminated prior to the Closing Date) caused by a breach of the representation contained in the fourth paragraph of Section 1(a)(i).
     (b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) and (iii) hereof, the Company, the Adviser and the Administrator, jointly and severally, shall reimburse the Underwriters for all of their out-of-pocket expenses incurred, including the reasonable fees and disbursements of counsel for the Underwriters.
     SECTION 5. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company, the Adviser, the Administrator and each Selling Stockholder contained in Section 1 hereof or in certificates of any officer of the

Company, the Adviser, the Administrator or any Selling Stockholder, to the performance by the Company, the Adviser, the Administrator and any Selling Stockholder of their respective covenants and other obligations hereunder, and to the following further conditions:
     (a) Effectiveness of Registration Statement. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A final prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 497.
     (b) Opinions of Counsel for Company. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Squire, Sanders & Dempsey (US) LLP, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth on Exhibit A hereto. Such counsel may state that, insofar as such opinion involves factual matters, they have relied upon certificates of officers of the Company and/or any of the Subsidiaries and certificates of public officials.
     (c) Opinion of Counsel for Selling Stockholders. At the Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of [         ], counsel for the Selling Stockholders, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters to the effect set forth on Exhibit B hereto. Such counsel may state that, insofar as such opinion involves factual matters, they have relied upon certificates of officers of the Selling Stockholders, the Company and certificates of public officials.
     (d) Opinion of Counsel for Underwriters. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of [         ], counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States upon the opinions of counsel reasonably satisfactory to the Representatives, including counsel of the Company. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and/or any of the Subsidiaries and certificates of public officials.
     (e) Officers’ Certificates.
          (i) At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the chief executive officer of the Company and of the chief financial or chief accounting officer of the Company, dated as of Closing Time, to the effect that (A) there has been no such material adverse change, (B) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (C) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time and (D) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, contemplated by the Commission.
          (ii) At Closing Time, the Representatives shall have received a certificate executed by the Attorney-in-Fact of each Selling Stockholder, dated as of the Closing Time, to the effect that (A) the representations and warranties of the Selling Stockholder in Section 1(c) hereof are true and correct with the same force and effect as though expressly made as of the Closing Time, and (B) the Selling Stockholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time.

          (iii) At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, business prospects or regulatory status of the Adviser or the Administrator, whether or not arising in the ordinary course of business, that would reasonably be expected to result in an Adviser Material Adverse Effect, and the Representatives shall have received a certificate of two authorized officers of each of the Adviser and the Administrator, dated as of Closing Time, to the effect that (A) there has been no such Adviser Material Adverse Effect, (B) the representations and warranties of the Adviser and Administrator in Sections 1(a) and 1(b) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (C) the Adviser and the Administrator have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to Closing Time and (D) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, contemplated by the Commission.
     (f) Accountant’s Comfort Letter and CFO Certificate. At the time of the execution of this Agreement the Representatives shall have received:
          (i) A letter from McGladrey & Pullen, LLP, independent public accountants for the Company, in form and substance reasonably satisfactory to the Representatives, covering the financial information in the Registration Statement, the General Disclosure Package and the Prospectus of the Company, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.
          (ii) A certificate of the chief financial officer of the Company, in form and substance reasonably satisfactory to the Representatives and as agreed upon prior to the date hereof, covering certain financial matters of the Company, together with signed or reproduced copies of such certificate for each of the other Underwriters.
     (g) Bring-down Comfort Letter and CFO Certificate. At Closing Time, the Representatives shall have received (i) from McGladrey & Pullen, LLP a letter with respect to the Company, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e)(i) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time and (ii) from the Company a certificate of the chief financial officer of the Company, dated as of the Closing Time, to the effect that the chief financial officer of the Company reaffirms the statements made in the certificate furnished pursuant to subsection (e)(ii) of this Section.
     (h) Approval of Listing. At Closing Time, the [if applicable, describe Securities] shall have been approved for inclusion in The NASDAQ Global Market, subject only to official notice of issuance.
     (i) No Objection. FINRA has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.
     (j) Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit B hereto signed by the persons listed on Schedule C hereto. Notwithstanding the foregoing or any provision of Section 3(j) of this Agreement or any lock-up agreement delivered in connection with this Section 5(i) to the contrary, the Company may pledge shares of Common Stock of the Company owned by the Company in one or more bona fide lending transactions.
     (k) Selling Stockholders’ Documents. On the date hereof, the Company and each Selling Stockholder shall have furnished for review by the Representative copies of the Power of Attorney and Custody Agreement executed by the applicable Selling Stockholder and such further information, certificates and documents as the Representative reasonably requests.
     (l) Conditions to Purchase of Option Securities. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company, the Adviser and the Administrator contained herein and the statements in any certificates furnished by the Company, the Adviser and the Administrator hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:
          (i) Officers’ Certificates.
          (A) A certificate, dated such Date of Delivery, of the chief executive officer of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(d)(i) hereof remains true and correct as of such Date of Delivery.
          (B) A certificate, dated such Date of Delivery, executed by the Attorney-in-Fact of each Selling Stockholder confirming that the certificate delivered at the Closing Time pursuant to Section 5(d)(ii) hereof remains true and correct as of such Date of Delivery.
          (C) A certificate, dated such Date of Delivery, of two authorized officers of each of the Adviser and the Administrator confirming that the certificates delivered at the Closing Time pursuant to Section 5(d)(iii) hereof remains true and correct as of such Date of Delivery.
          (ii) Opinion of Counsel for Company. The favorable opinion of Squire, Sanders & Dempsey (US) LLP, counsel for the Company, in form and substance reasonably satisfactory to the Representatives, dated such Date of Delivery, relating to the Option Securities to be sold by the Company and purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Section 5(b) hereof.
          (iii) Opinion of Counsel for the Selling Stockholders. The favorable opinion of [         ], counsel for the Selling Stockholders, in form and substance reasonably satisfactory to the Representatives, dated such Date of Delivery, relating to the Option Securities to be sold by the Selling Stockholders and purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Section 5(c) hereof.
          (iv) Opinion of Counsel for Underwriters. The favorable opinion of [         ], counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.
          (v) Bring-down Comfort Letter and CFO Certificate.
          (A) A letter with respect to the Company from McGladrey & Pullen, LLP, in form and substance reasonably satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(f)(i) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.
          (B) A certificate, in form and substance reasonably satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the certificate furnished to the Representatives pursuant to Section 5(f)(ii) hereof.
     (m) Additional Documents. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Underwritten Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company, the Adviser, the Administrator and the Selling Stockholders in connection with the issuance and sale of the Underwritten Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.
     (n) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option

Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company and the Selling Stockholders at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.
     SECTION 6. Indemnification.
     (a) Indemnification of Underwriters. The Company, the Adviser and the Administrator, jointly and severally, agree to indemnify and hold harmless each Underwriter, its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:
          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information (including the information on Schedule B hereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or in the General Disclosure Package, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company;
          (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;
          provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the General Disclosure Package.
     (b) Indemnification of Underwriters by the Selling Stockholders. Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter and each other person specified in subsection (a) of this Section 6 from and against any and all loss, liability, claim, damage and expense whatsoever any such Underwriter or any such other person may incur as specified in such subsection, insofar as such loss, liability, claim, damage and expense arises out of or is based upon any of the matters specified in subsections (a)(i), (a)(ii) and (a)(iii) of this Section 6 to the extent, but only to the extent, such untrue statement or omission pertains to the information described in Section 1(c)(v) hereof with respect to such Selling Stockholder. The liability of each Selling Stockholder pursuant to this Section 6(b) shall be limited to an amount equal to the initial public offering price for the Underwritten Securities sold by the Selling Stockholder, less the underwriting discount, as set forth on the front cover page of the Prospectus.
     (c) Indemnification of Company, Directors, Officers, Adviser, Administrator and Selling Stockholders. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers, each person, if any, who controls the Company, the Adviser, the Administrator or each Selling Stockholder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, the Adviser, the Administrator and each

Selling Stockholder against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or in the General Disclosure Package in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).
     (d) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder (an “Action”), but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Sections 6(a) or 6(b) above, counsel to the indemnified parties shall be selected by the Representatives,, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Representatives and, in the case of parties indemnified pursuant to Section 6(c) above, counsel to the indemnified parties shall be selected by the Company and the Selling Stockholders, as applicable. An indemnifying party may participate at its own expense in the defense of any such Action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for, in connection with any one Action or separate but similar or related Actions in the same jurisdiction arising out of the same general allegations or circumstances, (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the 1933 Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Selling Stockholders and all persons, if any, who control the Selling Stockholders within the meaning of such Sections. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (x) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. Notwithstanding anything to the contrary herein, neither the assumption of the defense of any such Action nor the payment of any fees or expenses related thereto shall be deemed to be an admission by the indemnifying party that it has obligation to indemnify any person pursuant to this Agreement.
     (e) Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(i) or 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.
     (f) Acknowledgement by the Company, the Adviser, the Administrator and the Selling Stockholders. The Company, the Adviser, the Administrator and the Selling Stockholders also acknowledge and agree that (i) the purchase and sale of any Underwritten Securities pursuant to this Agreement, including the determination of the public offering price of the Underwritten Securities and any related discounts and commissions, is an arm’s-length commercial transaction among the Company and the Selling Stockholders, on the one hand, and the Underwriters of such Underwritten Securities, on the other hand, (ii) in connection with the public offering of the Underwritten Securities and the process leading to such transaction the Underwriters will act solely as principals and not as agents or fiduciaries of the Company or its stockholders, creditors, employees or any other party or the Selling

Stockholders, (iii) the Underwriters will not assume an advisory or fiduciary responsibility in favor of the Company or the Selling Stockholders with respect to the offering of Underwritten Securities contemplated hereby or the process leading thereto (irrespective of whether the Underwriters have advised or are currently advising the Company or any Selling Stockholder on other matters) and the Underwriters will not have any obligation to the Company or any Selling Stockholder with respect to the Offering except the obligations expressly set forth herein, (iv) the Underwriters and their affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Selling Stockholders and (v) the Underwriters have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to the offering of the Underwritten Securities and the Company and each Selling Stockholder has consulted and will consult its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.
     SECTION 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Adviser, the Administrator and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Underwritten Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Adviser, the Administrator and the Selling Stockholders on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.
     The relative benefits received by the Company, the Adviser, the Administrator and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the offering of the Underwritten Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Underwritten Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Stockholders and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Underwritten Securities as set forth on the cover of the Prospectus.
     The relative fault of the Company, the Adviser, the Administrator and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Adviser, the Administrator, and the Selling Stockholders or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     The Company, the Adviser, the Administrator, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.
     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.
     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company, and each person, if any, who controls the Company, Adviser or Administrator within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company, Adviser or Administrator, as the case may be. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint.
     Notwithstanding any other provision of Section 6 and this Section 7, no party shall be entitled to indemnification or contribution under this Agreement in violation of Section 17(i) of the 1940 Act.
     SECTION 8. Representations, Warranties and Agreements to Survive. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company, any of the Subsidiaries, the Adviser, the Administrator and the Selling Stockholders submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors or any person controlling the Company or the Selling Stockholders, as the case may be, and (ii) delivery of and payment for the Underwritten Securities.
     SECTION 9. Termination of Agreement.
     (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company and the Selling Stockholders, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus or the General Disclosure Package, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, the Adviser or the Administrator, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Underwritten Securities or to enforce contracts for the sale of the Underwritten Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or The NASDAQ Global Market or The NASDAQ Global Market, or (iv) if trading generally on the American Stock Exchange or the New York Stock Exchange or in The NASDAQ Global Market or The NASDAQ Global Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the FINRA or any other governmental authority, or (v) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (vi) if a banking moratorium has been declared by either Federal or New York authorities.
     (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.
     SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Underwritten Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:
     (i) if the number of Defaulted Securities does not exceed 10% of the number of Underwritten Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or
     (ii) if the number of Defaulted Securities exceeds 10% of the number of Underwritten Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Company and the Selling Stockholders to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.
     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.
     In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company and the Selling Stockholders to sell the relevant Option Securities, as the case may be, either the Representatives or the Company (with notice to the Selling Stockholders) shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.
     SECTION 11. Tax Disclosure. Notwithstanding any other provision of this Agreement, from the commencement of discussions with respect to the transactions contemplated hereby, the Company and/or the Selling Stockholders (and each employee, representative or other agent of the Company) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure (as such terms are used in Sections 6011, 6111 and 6112 of the U.S. Code and the Treasury Regulations promulgated thereunder) of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure.
     SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at [         ], with a copy to [         ]; notices to the Company, the Adviser and Administrator shall be directed to them at Horizon Technology Finance Corporation, 312 Farmington Avenue, Farmington, Connecticut 06032, Attention: Robert D. Pomeroy, Jr., with a copy to Squire, Sanders & Dempsey (US) LLP, 221 East Fourth Street, Suite 2900, Cincinnati, Ohio 45202, Attention: Stephen C. Mahon, Esq and Toby D. Merchant, Esq; and notices to the Selling Stockholders shall be directed to them at [         ] with a copy to [         ].
     SECTION 13. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Stockholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company, the Adviser, the Administrator, the Selling Stockholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company, the Adviser, the Administrator, the Selling Stockholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Underwritten Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.
     SECTION 14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     SECTION 15. TIME. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 16. Submission to Jurisdiction. Except as set forth below, no claim or action may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Underwriters, the Company and the Selling Stockholders consent to the jurisdiction of such courts and personal service with respect thereto. The Underwriters, the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and the Selling Stockholders waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.
     SECTION 17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.
     SECTION 18. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Attorney-in-Fact for each Selling Stockholder a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters, the Company, the Adviser, the Administrator and the Selling Stockholders in accordance with its terms.
Very truly yours,
COMPANY:
HORIZON TECHNOLOGY FINANCE
CORPORATION

By

Name:

Title:

ADVISER:
HORIZON TECHNOLOGY FINANCE
MANAGEMENT LLC

By

Name:

Title:

ADMINISTRATOR:
HORIZON TECHNOLOGY FINANCE
MANAGEMENT LLC

By

Name:

Title:

SELLING STOCKHOLDER:
[            ]

By

Name:

Title:

SELLING STOCKHOLDER:
[            ]

By

Name:

Title:

CONFIRMED AND ACCEPTED,
as of the date first above written:
[NAME OF REPRESENTATIVE]

By

Authorized Signatory

[NAME OF REPRESENTATIVE]

By

Authorized Signatory

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

Exhibit A
[To Come.]

Exhibit B
[To Come.]

Exhibit C
[To Come.]

SCHEDULE A

	Number of	Number of
	Shares of	Shares of	Number of
Name of Underwriter	Common Stock	Preferred Stock	Warrants
	•	•	•
	•	•	•

SCHEDULE B
[SELLING STOCKHOLDERS]

SCHEDULE C
HORIZON TECHNOLOGY FINANCE CORPORATION
• Shares of Common Stock (Par Value $0.001 Per Share)
• Shares of Preferred Stock (Par Value $0.001 Per Share)
• Warrants to Purchase Common Stock or Preferred Stock
     1. The public offering price per share for the Underwritten Securities, determined as provided in Section 2, shall be $•.
     2. The purchase price per share for the Underwritten Securities to be paid by the several Underwriters shall be $•, being an amount equal to the public offering price set forth above less $• per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the overallotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.
     3. The trade date is •.
     4. The closing date will be •.

SCHEDULE D
List of persons and entities
subject to lock-up
[To Come.]